UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 23, 2006

CARRAMERICA REALTY CORPORATION

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

CARRAMERICA REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland Delaware Delaware	1-11706 000-50663 000-22741	52-1796339 20-0882547 52-1976308
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1850 K Street, N.W., Washington, D.C. 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 729-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CarrAmerica Realty Corporation

CarrAmerica Realty Operating Partnership, L.P.

CarrAmerica Realty, L.P.

Form 8-K

Item 1.01. Entry into a Material Definitive Agreement.

On June 23, 2006, CarrAmerica Realty Operating Partnership, L.P. (the “Company”), as successor to CarrAmerica Realty Corporation (“CARC”), CarrAmerica Realty, L.P. (“CAR”) and Deutsche Bank Trust Company Americas, formerly known as Bankers Trust Company (“Deutsche Bank”), entered into a supplemental indenture dated as of June 23, 2006 (the “1997 Supplemental Indenture”) to the Indenture dated as of July 1, 1997, as supplemented by the First Supplemental Indenture dated as of June 30, 2004 (the “1997 Indenture”), by and among the Company, CARC, CAR, and Deutsche Bank, relating to the Company’s outstanding 7.375% Notes due 2007 (the “7.375% Notes”) and a supplemental indenture dated as of June 23, 2006 (the “1998 Supplemental Indenture,” and, together with the 1997 Supplemental Indenture, the “Supplemental Indentures”) to the Indenture dated as of February 23, 1998, as supplemented by the First Supplemental Indenture dated as of June 30, 2004 (the “1998 Indenture,” and, together with the 1997 Indenture, the “Indentures”), by and among the Company, CARC, CAR, and Deutsche Bank, relating to the Company’s outstanding 6.875% Notes due 2008 (the “6.875% Notes”).

The Supplemental Indentures were entered into in connection with the Company’s previously announced tender offers and consent solicitations with respect to the 7.375% Notes and the 6.875% Notes (the “Offers”), which were commenced on June 8, 2006.

The Supplemental Indentures amend the Indentures governing the 7.375% Notes and the 6.875% Notes to eliminate substantially all of the restrictive covenants contained in the Indentures and the 7.375% Notes and the 6.875% Notes, eliminate certain events of default, modify covenants regarding mergers, and modify or eliminate certain other provisions contained in the Indentures and the 7.375% Notes and the 6.875% Notes.

The amendments to the Indentures became effective on June 23, 2006 and will become operative concurrently with the mergers of CARC and certain of its subsidiaries with affiliates of The Blackstone Group (the “Mergers”) as described in the Offer documents, provided all 7.375% Notes and 6.875% Notes validly tendered are accepted for purchase pursuant to the Offers upon consummation of the Mergers.

The foregoing summary is qualified in its entirety by reference to the Supplemental Indentures, copies of which are attached hereto as Exhibits 4.1 and 4.2 and are incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

See the description under Item 1.01, Entry into a Material Definitive Agreement above regarding the execution on June 23, 2006 of the Supplemental Indentures relating to the 7.375% Notes and the 6.875% Notes.

Item 8.01 Other Events

On June 23, 2006, CARC issued the press release attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference announcing that as of 5:00 p.m., New York City time, on Thursday, June 22, 2006, the Company had received the requisite tenders and consents from the holders of a majority in aggregate principal amount of each of its outstanding 7.375% Notes and 6.875% Notes in connection with the Offers.

On June 23, 2006, CARC issued the press release attached hereto as Exhibit 99.2 and incorporated into this Item 8.01 by reference announcing that in connection with the pending offers by the Company to purchase any and all of its outstanding 5.261% Senior Notes due 2007 (the “5.261% Notes”), 5.25% Senior Notes due 2007 (the “5.25% Notes”), 3.625% Senior Notes due 2009 (the “3.625% Notes”), 7.125% Senior Notes due 2012 (the “7.125% Notes”), 5.500% Senior Notes due 2010 (the “5.500% Notes”) and 5.125% Senior Notes due 2011 (the “5.125% Notes” and, together with the 5.261% Notes, the 5.25% Notes, the 3.625% Notes, the 7.125% Notes and the 5.500% Notes, the “Notes”), as well as the related consent solicitations to amend such Notes and the indentures pursuant to which they were issued, CarrAmerica Realty Operating Partnership, L.P. is increasing the consideration being offered to the holders of the Notes and extending the consent payment deadline of the offers, in each case as described in the press release.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Second Supplemental Indenture, dated as of June 23, 2006, to the Indenture dated as of July 1, 1997, as supplemented by the First Supplemental Indenture dated as of June 30, 2004.

4.2	Second Supplemental Indenture, dated as of June 23, 2006, to the Indenture dated as of February 23, 1998, as supplemented by the First Supplemental Indenture dated as of June 30, 2004.

99.1	Press Release dated June 23, 2006 issued by CarrAmerica Realty Corporation.

99.2	Press Release dated June 23, 2006 issued by CarrAmerica Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2006

CARRAMERICA REALTY CORPORATION

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P.

By:	CARRAMERICA REALTY CORPORATION, its sole general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

CARRAMERICA REALTY, L.P.

By:	CARRAMERICA REALTY GP HOLDINGS, LLC, its sole general partner

By:	CARRAMERICA REALTY OPERATING PARTNERSHIP, L.P., its sole member

By:	CARRAMERICA REALTY CORPORATION, its sole general partner

By:	/s/ Kurt A. Heister
Kurt A. Heister
Senior Vice President, Controller and Treasurer

EXHIBIT INDEX

Exhibit Number
4.1	Second Supplemental Indenture, dated as of June 23, 2006, to the Indenture dated as of July 1, 1997, as supplemented by the First Supplemental Indenture dated as of June 30, 2004.

4.2	Second Supplemental Indenture, dated as of June 23, 2006, to the Indenture dated as of February 23, 1998, as supplemented by the First Supplemental Indenture dated as of June 30, 2004.

99.1	Press Release dated June 23, 2006 issued by CarrAmerica Realty Corporation.

99.2	Press Release dated June 23, 2006 issued by CarrAmerica Realty Corporation.